                                                                               .
                                                                               .
                                                                               .

                            SCHEDULE 14A INFORAMTION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]

    Check the appropriate box:
    [ ] Preliminary Proxy Statement                     [ ] Confidential, for Use of the
    [X] Definitive Proxy Statement                         Commission Only (as permitted
    [ ] Definitive Additional Materials                    by Rule 14a-6(e)(2))
    [ ] Soliciting Material Pursuant to sec. 240.14a-1 I(c) or sec. 240.14a-12

                            VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
                (Name of registrant as specified in its charter)
--------------------------------------------------------------------------------
    (Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

    [X] Fee not required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies

          BB&T Large Cap Value Fund, BB&T Capital Manager Equity Fund, BB&T Large Company Growth Fund, BB&T Mid Cap Growth Fund, BB&T Special Opportunities Equity Fund and BB&T Total Return Bond Fund:

--------------------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

      (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

--------------------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

      (3) Filing Party:

--------------------------------------------------------------------------------

      (4) Date Filed:

--------------------------------------------------------------------------------

                            VARIABLE INSURANCE FUNDS
                         100 SUMMER STREET, SUITE 1500
                                BOSTON, MA 02110
                                 (617) 824-1200

                                                                  March 16, 2005

Dear Contract Owner:

     I am writing to inform you of the upcoming special meeting of the shareholders of BB&T Large Cap Value Fund, BB&T Capital Manager Equity Fund, BB&T Large Company Growth Fund, BB&T Mid Cap Growth Fund, BB&T Special Opportunities Equity Fund and BB&T Total Return Bond Fund (collectively, the "Funds," and individually, a "Fund").

     The meeting is scheduled to be held at 10 a.m. Eastern time on April 14, 2005, at the office of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, MA 02110. Please read the enclosed proxy statement and cast your vote.

     The purpose of the meeting is to seek your approval of the proposed reorganization of each Fund. Each Fund is currently a series of Variable Insurance Funds, an investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended. After the completion of the proposed reorganization, which is expected to be tax-free to the Funds and their shareholders, each Fund would be a series of BB&T Variable Insurance Funds, a new Massachusetts business trust to be advised by BB&T Asset Management, Inc.

     We believe that the proposed reorganization offers the opportunity for operational efficiencies that will benefit all shareholders, and the Board of Trustees of the Variable Insurance Funds has unanimously recommended that shareholders of each Fund vote FOR the proposal. Should you have any questions, please feel free to call us at (800) 228-1872. We will be happy to answer any questions you may have.

     PLEASE TAKE A FEW MINUTES TO REVIEW THE ENCLOSED PROXY STATEMENT AND SIGN AND RETURN THE PROXY CARD TODAY.

                                           Sincerely,

                                           -s- WALTER B. GRIMM

                                           Walter B. Grimm
                                           President and Chairman of the Board
                                           Variable Insurance Funds

                            VARIABLE INSURANCE FUNDS
                         100 SUMMER STREET, SUITE 1500
                                BOSTON, MA 02110
                                 (617) 824-1200

                           BB&T LARGE CAP VALUE FUND
                        BB&T CAPITAL MANAGER EQUITY FUND
                         BB&T LARGE COMPANY GROWTH FUND
                            BB&T MID CAP GROWTH FUND
                     BB&T SPECIAL OPPORTUNITIES EQUITY FUND
                          BB&T TOTAL RETURN BOND FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 14, 2005

To the Shareholders:

     Notice is hereby given that Variable Insurance Funds (the "Trust"), a Massachusetts business trust, will hold a special meeting of the shareholders of BB&T Large Cap Value Fund, BB&T Capital Manager Equity Fund, BB&T Large Company Growth Fund, BB&T Mid Cap Growth Fund, BB&T Special Opportunities Equity Fund and BB&T Total Return Bond Fund (each a series of the Trust) (each, a "Fund" and collectively, the "Funds") at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, MA 02110 on April 14, 2005 at 10 a.m., Eastern time and at any adjournment(s) or postponement(s) thereof (the "Meeting"), for the following purposes:

     (1) To approve a proposed Agreement and Plan of Reorganization pursuant to which the Funds would be reorganized as separate series of BB&T Variable Insurance Funds, a new Massachusetts business trust (the "New Trust") as described in the Proxy Statement; and

     (2) To consider and act upon any other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

     You are entitled to vote at the Meeting if you owned shares of any Fund listed above at the close of business on February 25, 2005 (the "Record Date").

     Whether or not you plan to attend the Meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

     - By telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

     - By mail, with the enclosed proxy card and postage-paid envelope; or

     - In person at the Meeting.

     We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement and proxy card carefully before you vote.

PLEASE RESPOND -- WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL
                        EXPENSE OF FURTHER SOLICITATION.

                                           By Order of the Board of Trustees

                                           /s/ Alaina V. Metz
                                           Alaina V. Metz
                                           Secretary
                                           March 16, 2005

                            VARIABLE INSURANCE FUNDS
                         100 SUMMER STREET, SUITE 1500
                                BOSTON, MA 02110
                                 (617) 824-1200

                           BB&T LARGE CAP VALUE FUND
                        BB&T CAPITAL MANAGER EQUITY FUND
                         BB&T LARGE COMPANY GROWTH FUND
                            BB&T MID CAP GROWTH FUND
                     BB&T SPECIAL OPPORTUNITIES EQUITY FUND
                          BB&T TOTAL RETURN BOND FUND

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 14, 2005

     This Proxy Statement and the enclosed proxy cards are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Variable Insurance Funds (the "Trust") to be used at a special meeting of the shareholders of BB&T Large Cap Value Fund, BB&T Capital Manager Equity Fund, BB&T Large Company Growth Fund, BB&T Mid Cap Growth Fund, BB&T Special Opportunities Equity Fund and BB&T Total Return Bond Fund (each, an "Existing Fund" and collectively, the "Existing Funds") to be held at 10 a.m. Eastern time on April 14, 2005 at the offices of BISYS Fund Services, located at 100 Summer Street, Suite 1500, Boston, MA 02110, and at any adjournment(s) or postponement(s) thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     The Board has fixed the close of business on February 25, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date"). You are entitled to vote at the Meeting if you owned shares of any of the Funds at the close of business on the Record Date.

     The mailing of this Proxy Statement and the proxy cards is expected to begin on or about March 16, 2005.

                              SUMMARY OF PROPOSAL

     While you should read the full text of the Proxy Statement, the following is a brief summary of the proposal and how it will affect the Existing Funds.

PROPOSAL:

     You are being asked to approve a proposed Agreement and Plan of Reorganization (the "Plan") for each Existing Fund, (a) whereby all assets of each Existing Fund would be transferred to a substantially similar series of the New Trust (each, a "New Fund," and collectively, the "New Funds"), in exchange for shares of the corresponding New Fund which will have an aggregate value equal to the assets and liabilities of such Existing Fund, and the assumption by each corresponding New Fund of liabilities of its corresponding Existing Fund, and (b) the distribution to shareholders of each Existing Fund of its corresponding New Fund's shares (the "Reorganization"). A form of the Agreement and Plan of Reorganization is attached as EXHIBIT A.

     The Reorganization will not change the investment objective or principal investment strategy, investment adviser, investment sub-adviser, portfolio managers, independent auditors, or fiscal year of any of the Existing Funds. Each shareholder will own the same number of shares of the New Fund immediately after the Reorganization as the number of Existing Fund shares owned by the shareholder immediately prior to the closing of the Reorganization. Each New Fund will offer the same shareholder services as its corresponding Existing Fund.

                              SHAREHOLDER REPORTS

     The most recent annual report of the Existing Funds, including financial statements, for the year ended December 31, 2003, and the most recent semi-annual report for the semi-annual period ended June 30, 2004, have been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Existing Funds at the address set forth on the first page of this Proxy Statement or by calling 1-800-228-1872 and they will be sent within three business days by first class mail.

                                    PROPOSAL

              APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

     At a meeting of the Board of the Trust held on November 23, 2004, the Board approved, on behalf of the Existing Funds, the Plan substantially in the form attached to this Proxy Statement as EXHIBIT A. BB&T Asset Management, Inc. ("BB&T") requested that the Plan be submitted to shareholders of the Existing Funds. For the reasons set forth below under "Reasons for the Reorganization," the Trustees of the Trust, including the Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (such Trustees are referred to herein as "Independent Trustees"), have unanimously determined that the Reorganization is in the best interests of the shareholders of each of the Existing Funds and that the interests of those shareholders will not be diluted as a result of the Reorganization.

     We now submit to shareholders of each Existing Fund a proposal to approve the Plan. If shareholders approve the proposal, the Trustees and officers of the Trust will execute and implement the Plan. If approved, we expect the Plan to take effect on or about April 29, 2005, although that date may be adjusted in accordance with the Reorganization Plan.

SUMMARY OF THE REORGANIZATION PLAN AND AGREEMENT

     We summarize below the important terms of the Plan. This summary is subject in all respects to the provisions of, and is qualified in its entirety by reference to the Plan itself, which is set forth as EXHIBIT A to this Proxy Statement. All information regarding the New Trust, its operations and the various agreements between the New Trust and its several service providers have been supplied by BB&T, and neither the Trust nor any of its Trustees or officers have independently verified the accuracy of such information.

     General Plan of Reorganization. The Plan consists of several steps that will occur on the closing date of the Reorganization (the "Closing Date") following shareholder approval. First, each Existing Fund of the Trust will transfer all of its assets to a corresponding New Fund of the New Trust in exchange solely for all of the shares of the corresponding New Fund. The Existing Funds, as sole shareholders of the New Funds, will make elections, approvals and ratifications as set forth below. Each New Fund will also assume all of the liabilities of its corresponding Existing Fund. Immediately thereafter, each Existing Fund will liquidate and distribute shares of its corresponding New Fund to its shareholders in exchange for their shares of that Existing Fund. This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Existing Fund and by crediting to each account the number of shares due in the Reorganization. Each shareholder will own the same number of shares of the corresponding New Fund as the number of Existing Fund shares held by the shareholder in the Existing Fund immediately before the Reorganization. For example, if you held 100 shares of an Existing Fund immediately prior to the close of the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the Closing Date, those shares would be canceled and you would receive 100 shares of the corresponding New Fund of a similar name. All of these transactions would occur as of the Closing Date. The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization.

     Elections, Approvals and Ratifications. The 1940 Act generally requires that shareholders of a mutual fund elect the fund's trustees, approve the fund's investment advisory agreements and ratify the trustees' selection of the independent auditors for the fund. Those requirements apply to the New Funds equally as to the Existing Funds. If shareholders approve the Reorganization contemplated by the Plan, such approval shall be deemed to constitute approval of the following matters with respect to which the New Trust and the New Funds are expected to be acted upon:

     - the trustees of the New Trust;

     - an investment advisory agreement between the New Trust, on behalf of each New Fund, and BB&T;

     - with respect to the BB&T Special Opportunities Equity Fund, an investment sub-advisory agreement between BB&T Asset Management, Inc. and Scott & Stringfellow, Inc. (the "Sub-Adviser");

     - the selection of KPMG LLP as the independent auditors for the New Funds.

     Technically, these approvals will be accomplished by a vote of the Existing Funds, as sole shareholders of their corresponding New Funds, prior to the effective date of the Reorganization. In general, there will be no substantive changes in those areas noted above from the Existing Funds to the New Funds except that the Trustees of the Trust will not serve as trustees for the New Trust. The slate of proposed trustees for the New Trust is listed below.

     Closing Date. The Closing Date will be the next Monday that is a full business day following satisfaction (or waiver), as provided in the Plan, of all of the conditions set forth in the Plan. BB&T currently anticipates that the Closing Date will be on or about April 29, 2005.

     Other Provisions. The Reorganization is subject to a number of conditions set forth in the Plan. Certain of these conditions may be waived by the Board of Trustees of the Trust. The significant conditions which may not be waived include: (a) the receipt by the Trust and the New Trust of opinions of counsel as to certain federal income tax aspects of the Reorganization, and (b) the approval of the Plan by the shareholders of all of the Existing Funds. The Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Existing Funds, prior to the Closing Date by the Board of Trustees of the Trust. In addition, the Plan may be amended by the Board of Trustees of the Trust. However, the Reorganization Plan may not be amended without shareholder approval subsequent to the special shareholders' Meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the Existing Funds.

MANAGEMENT AND OTHER SERVICE PROVIDERS

  ADVISER AND SUB-ADVISER

     The Plan authorizes each Existing Fund, while it is the sole shareholder of its corresponding New Fund, to approve a new investment advisory agreement between the New Trust, on behalf of each New Fund, and BB&T (the "New Advisory Agreement") and, with respect to the BB&T Special Opportunities Equity Fund, a new investment sub-advisory agreement between BB&T and the Sub-Adviser (the "New Sub-Advisory Agreement"), which agreements are substantially identical to the current agreements detailed below. The rate of advisory fees payable to BB&T and the Sub-Adviser under the New Advisory Agreement and New Sub-Advisory Agreement with respect to each New Fund will be the same as under the current agreements. Each of the New Advisory Agreement and New Sub-Advisory Agreement will continue in effect, unless sooner terminated, for two years from its effective date, and will continue for additional one (1) year periods if such continuance is approved at least annually by the New Trust's Board of Trustees, including a majority of the New Trust's Independent Trustees, by votes cast in person at a meeting called for such purpose, or by vote of a majority of the outstanding shares of the applicable New Fund.

     BB&T, 434 Fayetteville Street, Raleigh, North Carolina 27601, acts as investment adviser to each Existing Fund pursuant to an investment advisory agreement between BB&T and the New Trust, on behalf of each Existing Fund (the "Current Advisory Agreement"). Under the Current Advisory Agreement, BB&T is entitled to receive fees from the Existing Funds for its services, which are computed daily and paid monthly at the following annual rates, calculated as a percentage of the particular Existing Fund's average daily net assets: BB&T Large Cap Value Fund, 0.74%; BB&T Capital Manager Equity Fund, 0.25%; BB&T Large Company Growth Fund, 0.74%; BB&T Mid Cap Growth Fund, 0.74%; BB&T Special Opportunities Equity Fund, 0.80%; and BB&T Total Return Bond Fund, 0.60%. BB&T may periodically waive all or a portion of its advisory fees or reimburse expenses to increase the net income of an Existing Fund available for distribution as dividends or to limit an Existing Fund's total operating expenses.

     BB&T has retained the Sub-Adviser, an affiliate of BB&T, to provide portfolio management services to the BB&T Special Opportunities Equity Fund pursuant to an investment sub-advisory agreement between BB&T and the Sub-Adviser (the "Current Sub-Advisory Agreement"). The Sub-Adviser's offices are located at 909 E. Main Street, Richmond, Virginia 23219. BB&T pays the fees of the Sub-Adviser at no additional cost to the BB&T Special Opportunities Equity Fund. The Sub-Adviser is entitled to fees computed daily and paid monthly at an annual rate of 0.80% of the BB&T Special Opportunities Equity Fund's average daily net assets, or such lower fees as may be agreed to in writing by BB&T and the Sub-Adviser. If BB&T waives all or a portion of its investment advisory fees for the BB&T Special Opportunities

Equity Fund, the Sub-Adviser will waive its fees so that it receives no more than 75% of the net investment advisory fee paid to BB&T.

     The Current Advisory Agreement and Current Sub-Advisory Agreement include provisions for continuation and termination similar to those of the New Advisory Agreement and New Sub-Advisory Agreement. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement also may be terminated by BB&T or the Sub-Adviser. The Current Advisory Agreement and Current Sub-Advisory Agreement were last approved for continuation by the Board of Trustees, including the Independent Trustees, of the New Trust at a meeting on February 28, 2005.

     Each of the Current Advisory Agreement, Current Sub-Advisory Agreement, New Advisory Agreement and New Sub-Advisory Agreement provides that BB&T (or the Sub-Adviser, as the case may be) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the applicable Existing Fund or New Fund in connection with its performance under the applicable agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BB&T (or the Sub-Adviser, as the case may be) in the performance of its duties, or from reckless disregard by BB&T (or the Sub-Adviser, as the case may be) of its duties and obligations thereunder.

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP, 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215, currently serves as each Existing Fund's independent registered public accounting firm and is also expected to serve as independent auditors for the New Funds. KPMG LLP will perform an annual audit of each New Fund's financial statements and provide other services related to filings with respect to securities regulations.

  DISTRIBUTOR, ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

     The New Trust is expected to retain for the New Funds the same distributor, fund accountant, transfer agent and dividend disbursing agent as currently serve in such capacities for the Existing Funds. BB&T will serve as the New Funds' Administrator. BISYS Fund Services Ohio, Inc. ("Bisys Ohio") will serve as the New Funds' Sub-Administrator, Fund Accountant, and Transfer Agent and Dividend Disbursing Agent following the Reorganization. The address of each entity is 3435 Stelzer Road, Columbus, Ohio 43219.

  CUSTODIAN

     The New Trust, on behalf of the New Funds, is expected to retain US Bank NA, US Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202, to serve as the New Funds' custodian. US Bank NA currently serves as custodian for the Existing Funds.

FISCAL YEAR

     Each of the Existing Funds currently operates on a fiscal year ending December 31. Following the Reorganization, the New Funds will also operate on a fiscal year ending December 31.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND FUNDAMENTAL INVESTMENT RESTRICTIONS

     The investment objectives, principal investment strategies and fundamental investment restrictions of each of the New Funds will be identical to the investment objectives, principal investment strategies, and fundamental investment restrictions of the corresponding Existing Fund.

CERTAIN INFORMATION REGARDING THE NEW FUNDS' TRUSTEES

     In relation to the Reorganization, BB&T has proposed new trustees to oversee the operations of the New Trust. The 1940 Act requires that at least one-half of the Trustees of the Trust and, following the Reorganization, trustees of the New Trust, be elected by shareholders. Rather than call another shareholder meeting to vote on trustees for the New Trust after the Reorganization, the Reorganization Plan authorizes each Existing Fund, while it is the sole shareholder of the corresponding New Fund, to elect the trustees of the New Trust.

     Information on the individuals that are expected to serve as the trustees and officers of the New Trust and their business affiliations for at least the past five years is set forth below. The business address of each executive officer and trustee of the New Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

NAME, ADDRESS AND DATE                                  PRINCIPAL OCCUPATIONS
OF BIRTH                         PROPOSED POSITION     DURING THE PAST 5 YEARS
----------------------           ------------------    -----------------------
PROPOSED INDEPENDENT TRUSTEES
Thomas W. Lambeth                     Trustee        From January 2004 to
700 Yorkshire Road                                   present, Senior Fellow, Z.
Winston-Salem, NC 27106                              Smith Reynolds Foundation;
Birth date: 01/08/35                                 from 1978 to January 2001,
                                                     Executive Director, Z. Smith
                                                     Reynolds Foundation.
Robert W. Stewart                     Trustee        Retired; From 1969 to 1990,
201 Huntington Road                                  Chairman and Chief Executive
Greenville, SC 29615                                 Officer, Engineered Custom
Birth date: 05/22/32                                 Plastics Corporation.

NAME, ADDRESS AND DATE                                  PRINCIPAL OCCUPATIONS
OF BIRTH                         PROPOSED POSITION     DURING THE PAST 5 YEARS
----------------------           ------------------    -----------------------
Drew T. Kagan                         Trustee        From December 2003 to
Montecito Advisors, Inc.                             present, President and
810 N. Jefferson St., Suite 101                      Director, Montecito
Lewisburg, WV 24901                                  Advisors, Inc.; from March
Birth date: 02/21/48                                 1996 to December 2003,
                                                     President, Investment
                                                     Affiliate, Inc.
Laura C. Bingham                      Trustee        From July 1998 to present,
Peace College                                        President, Peace College.
Office of the President
15 East Peace Street
Raleigh, NC 27604-1194
Birth date: 11/09/56
Douglas Van Scoy                      Trustee        Retired; From November 1974
841 Middle St.                                       to July 2001, Deputy
Sullivans Island, SC 26481                           Director of Private Client
Birth date: 11/09/43                                 Group and Executive Vice
                                                     President, Smith Barney
                                                     (investment banking).
James L. Roberts                      Trustee        Retired; From January 1999
7 Kittansett Court                                   to December 2003, President,
Skillman, NJ 08558                                   CEO and Director, Covest
Birth date: 11/23/42                                 Bancshares, Inc.
PROPOSED INTERESTED TRUSTEE
*Kenneth L. Miller                    Trustee        From August 1997 to present,
Birthdate: 09/19/46                                  Executive Vice President,
                                                     Trust Company; employee of
                                                     Branch Banking and Trust
                                                     Company since 1982.
PROPOSED OFFICERS
Keith F. Karlawish                   President       From May 2002 to present,
Birth date: 08/22/64                                 President, BB&T Asset
                                                     Management, Inc.; from 1996
                                                     to 2002, Senior Vice
                                                     President and Director of
                                                     Fixed Income, BB&T Asset
                                                     Management, Inc.
Steven Pierce                        Treasurer       From April 1999 to present,
Birth date: 11/26/65                                 employee of BISYS Fund
                                                     Services.

NAME, ADDRESS AND DATE                                  PRINCIPAL OCCUPATIONS
OF BIRTH                         PROPOSED POSITION     DURING THE PAST 5 YEARS
----------------------           ------------------    -----------------------
Frank Pavlak                      Vice President,    From January 1999 to April
Birth date: 03/23/47              Chief Compliance   2004, Vice President,
                                  Officer and AML    OppenheimerFunds, Inc.
                                 Compliance Officer

---------------

* Mr. Miller would be considered an "interested person" of the New Trust because he owns shares of BB&T Corporation and is an Executive Vice President of BB&T Corporation, the publicly traded parent of BB&T.

Alaina V. Metz                Secretary            From June 1995 to
Birth date: 04/07/67                               present, employee,
                                                  BISYS Fund Services.

     The Trust pays each Trustee who is not an employee of BISYS Ohio or its affiliates a retainer fee at the rate of $1,250 per calendar quarter, reasonable out-of-pocket expenses and $500 for each regular meeting of the Board of Trustees attended in person. The Trust also pays each Trustee $1,000 for each special meeting of the Board of Trustees attended in person, and $1,000 for each special meeting of the Board of Trustees attended by telephone. The Trust pays each Trustee who is a member of the Audit Committee of the Board $750 for each meeting of the Audit Committee that is not held in conjunction with a regular meeting of the Board. The Trust pays the Chair of the Audit Committee $3,000 for such meetings. The Trust also pays the Chair of the Nominating Committee of the Board $1,000 for each meeting of the Nominating Committee. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

EXPENSES OF THE REORGANIZATION

     BB&T will bear all expenses associated with the transactions contemplated by the Plan, including expenses associated with the solicitation of proxies.

FEDERAL INCOME TAX CONSEQUENCES

     As a condition to each Existing Fund's obligation to consummate the Reorganization, the Trust and New Trust will receive an opinion from counsel to the Trust and Board of Trustees, Dechert LLP, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, the transactions contemplated by the Plan constitute a tax-free reorganization for federal income tax purposes.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of February 25, 2005 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any class of any of the Existing Funds:

                                                            PERCENTAGE OF    NUMBER OF
NAME OF SHAREHOLDER                        FUND               THE FUND        SHARES
-------------------              ------------------------   -------------   -----------
HARTFORD LIFE                    BB&T LARGE CAP VALUE           72.85       6116807.635
200 HOPMEADOW ST                 FUND
ATTN DAVID
TEN-BROECK
SIMSBURY CT 06070
WILBRANCH CO                     BB&T LARGE CAP VALUE           23.66       1986795.038
P O BOX 2887                     FUND
ATTN JULIE CARTER
WILSON NC 27894-1847
WILBRANCH CO                     BB&T CAPITAL MANAGER           59.53       1542702.522
P O BOX 2887                     EQUITY FUND
ATTN J MICHAEL POLLOCK
WILSON NC 27894-1847
HARTFORD LIFE                    BB&T CAPITAL MANAGER           34.06        856706.599
200 HOPMEADOW ST                 EQUITY FUND
ATTN DAVID
TEN-BROECK
SIMSBURY CT 06070
NATIONWIDE INSURANCE COMPANY     BB&T CAPITAL MANAGER            7.41        192083.487
NWVA9                            EQUITY FUND
PO BOX 182029
COLUMBUS OH 43218-2029
HARTFORD LIFE                    BB&T LARGE COMPANY             47.04       1057048.967
200 HOPMEADOW ST                 GROWTH VIF
ATTN DAVID TEN-BROECK
SIMSBURY CT 06070
WILBRANCH CO                     BB&T LARGE COMPANY             44.69       1004191.378
P O BOX 2887                     GROWTH VIF
ATTN J MICHAEL POLLOCK
WILSON NC 27894-1847
NATIONWIDE INSURANCE COMPANY     BB&T LARGE COMPANY              8.28        186006.006
NWVA8                            GROWTH VIF
PO BOX 182029
COLUMBUS OH 43218-2029
HARTFORD LIFE                    BB&T MID CAP GROWTH FUND       49.31       1184948.361
200 HOPMEADOW ST
ATTN DAVID
TEN-BROECK
SIMSBURY CT 06070

                                                            PERCENTAGE OF    NUMBER OF
NAME OF SHAREHOLDER                        FUND               THE FUND        SHARES
-------------------              ------------------------   -------------   -----------
WILBRANCH CO                     BB&T MID CAP GROWTH FUND       41.62           1000000
P O BOX 2887
ATTN J MICHAEL POLLOCK
WILSON NC 27894-1847
NATIONWIDE INSURANCE COMPANY     BB&T MID CAP GROWTH FUND        9.07        217937.801
NWVA9
PO BOX 182029
COLUMBUS OH 43218-2029
WILBRANCH CO                     BB&T SPECIAL                   77.41           1500000
P O BOX 2887                     OPPORTUNITIES EQUITY VIF
ATTN J MICHAEL POLLOCK
WILSON NC 27894-1847
HARTFORD LIFE                    BB&T SPECIAL                   22.59        437705.625
200 HOPMEADOW ST                 OPPORTUNITIES EQUITY VIF
ATTN DAVID TEN-BROECK
SIMSBURY CT 06070
WILBRANCH CO                     BB&B TOTAL RETURN BOND         95.99        1517678.06
P O BOX 2887                     VIF
ATTN J MICHAEL POLLOCK
WILSON NC 27894-1847

     On February 25, 2005, the Trustees and officers of the Trust as a group owned beneficially less than one percent of the outstanding shares of the Trust or any Fund.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS

     BISYS Ohio, as the Trust's and New Trust's transfer agent, will establish accounts for all current Existing Fund shareholders containing the appropriate number of New Fund shares to be received by the Existing Fund shareholders in accordance with the terms and provisions of the Plan. These accounts will be identical in all material respects to the accounts currently maintained by each Existing Fund on behalf of its shareholders.

COMPARATIVE INFORMATION ON PURCHASES AND REDEMPTIONS OF SHARES

     Following is a summary of certain purchase and redemption policies and procedures, which will be the same for the New Funds as they are for the Existing Funds. Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and BB&T. Shares are purchased at the net asset value per share next determined after receipt and acceptance by the Distributor (or other agent) of a purchase order or receipt of a redemption request. Payment for redeemed shares normally will be made within seven days. Redeemed proceeds will normally be paid in cash, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price.

     The Existing Funds reserve, and the New Funds will reserve, the right to reject any order to purchase shares reasonably determined to be in connection with market timing or excessive trading by an investor or by accounts of investors under common control (for example, related contract owners, or a financial advisor with discretionary authority over multiple accounts).

     The Existing Funds have adopted, and the New Funds will adopt, a plan under which up to 0.25% of an Existing Fund's or New Fund's average daily net assets may be expended for support services to investors, such as establishing and maintaining accounts and records, providing account information, arranging bank wires, responding to routine inquiries, forwarding investor communications, assisting in the processing of purchase and redemptions requests, and assisting investors in changing account designations and addresses.

DIVIDENDS AND DISTRIBUTIONS

     Each New Fund will have the same dividend and distribution policy as its corresponding Existing Fund. After the closing of the Reorganization, Existing Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the New Funds. Shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the New Funds.

CERTAIN INFORMATION ABOUT THE TRUST AND THE NEW TRUST

     As mentioned above, the Trust and the New Trust are both Massachusetts business trusts. Therefore, the Declaration of Trust and By-Laws of the New Trust will be substantially similar to the Declaration of Trust and By-Laws of the Trust. The New Trust's operations will be governed by the same federal and Massachusetts laws as the Trust and the New Trust will have the same fiduciary obligations to act with due care and in the interests of shareholders. In addition, shareholders of the New Trust will be entitled to the same rights and privileges as those under the Trust.

REASONS FOR THE PROPOSED REORGANIZATION

     The Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Plan at a meeting held on November 23, 2004. In approving the Reorganization Plan, the Board of Trustees determined that the proposed Plan was in the best interests of the Existing Funds and Existing Fund shareholders. We summarize below the key factors considered by the Trustees.

     In approving the Plan, the Trustees of the Trust determined that the proposed Reorganization would be in the best interests of the Existing Funds, and that the interests of each Existing Fund's shareholders would not be diluted as a result of effecting the Reorganization. The Board of Trustees determined, on the basis of information provided by BB&T and the terms of the draft Plan, that the New Funds represented a viable continuation of Fund shareholders' current investments. In this regard, the Board of Trustees determined that the New Funds would be substantially similar to the Funds in terms of investment objectives, policies and restrictions. The Board of Trustees also considered that BB&T had made a substantial commitment to the success of the New Funds, had committed to maintain existing fee arrangements and fee limitations, and possessed the necessary qualifications to manage the New Funds.

     The Board of Trustees also considered that the Existing Fund shareholders were expected to have the same economic interest in the New Funds immediately after the Reorganization as they had immediately before the Reorganization, and that their voting rights and interests were not expected to be affected by the Reorganization.

     The Board of Trustees also considered that the New Funds were, in effect, intended to be continuations of the Existing Funds subject to comparable management arrangements. The Board of Trustees then considered the tax-free nature of the proposed Reorganization, BB&T's undertaking to pay all costs associated with the Reorganization transactions, and the continuation of operating expense limitations. In light of these considerations, on the basis of information provided by BB&T and the terms of the draft Plan, the Board of Trustees determined that the Reorganization would not dilute Fund shareholders' interests.

                             THE BOARD OF TRUSTEES,
                      INCLUDING THE INDEPENDENT TRUSTEES,
                             UNANIMOUSLY RECOMMENDS
                           THAT SHAREHOLDERS VOTE FOR
                           THE APPROVAL OF THE PLAN.

                                     * * *

                                 OTHER BUSINESS

     The Board of Trustees of the Trust knows of no business to be brought before the Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Existing Funds arise, however, the proxies will vote thereon according to their best judgment in the interests of the Existing Funds and the shareholders of the Existing Funds.

                               VOTING INFORMATION

     Shareholders of record of the Existing Funds at the close of business on February 25, 2005 (the "Record Date"), will be entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding the following number of shares for each Existing Fund:

-- BB&T Large Cap Value Fund....................    8,395,881.292
-- BB&T Capital Manager Equity Fund.............    2,591,492.608
-- BB&T Large Company Growth Fund...............     2,247,246.35
-- BB&T Mid Cap Growth Fund.....................    2,402,886.162
-- BB&T Special Opportunities Equity Fund.......    1,937,705.625
-- BB&T Total Return Bond Fund..................    1,581,065.271

     Shareholders are entitled to one vote for each dollar value invested and a proportionate vote for each fractional dollar value of shares held. Shareholders of each Existing Fund will vote separately on the proposed Reorganization. The holders of a majority of the outstanding shares of an Existing Fund entitled to vote shall constitute a quorum for the meeting for that Existing Fund. A quorum being present, the proposed Reorganization will be approved with respect to an Existing Fund if a majority of the shares of such Existing Fund vote to approve the proposal. The Board of Trustees unanimously recommends that the shareholders vote FOR the proposal set forth above.

     Insurance companies that use shares of the Existing Funds as funding media for their variable insurance contracts will vote shares of each Existing Fund held by their registered separate accounts in accordance with instructions received from owners of the variable insurance contracts. An insurance company also will vote shares of each Existing Fund held in registered separate accounts for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions.

     For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Existing Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

     If either (a) a quorum is not present at the Meeting or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the Reorganization proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Reorganization proposal against such adjournment.

     The Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned Meeting at which the adjournment is taken, unless a new record date for the adjourned Meeting is fixed. At any adjourned Meeting, the Trust may transact any business that otherwise may have been transacted at the original Meeting.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy card and gives no voting instructions with respect to the Reorganization proposal, the shares will be voted in favor of the Reorganization proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

REVOCATION OF PROXIES

     If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

     - delivering written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the Meeting;

     - submitting a properly-executed proxy bearing a later date, but prior to the Meeting;

     - submitting a subsequent telephone vote; or

     - attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. Attendance at the Meeting, by itself, will not revoke a previously submitted proxy.

SOLICITATION OF PROXIES

     We are soliciting these proxies by U.S. mail, and may also solicit them in person, by telephone, by facsimile, or by any other electronic means. BB&T, the investment adviser for the Existing Funds and proposed investment adviser for the New Funds, is paying for the costs of this proposed Reorganization, and is paying for the expense of the preparation, printing, and mailing of the enclosed proxy card, this Proxy Statement, and other expenses relating to the Meeting. Employees of BB&T or BISYS Fund Services Ohio, the transfer agent for the Existing Funds, may make additional solicitations to obtain the necessary representation at the Meeting, but will receive no additional compensation for doing so. We may count proxies authorized by telephone or electronically-transmitted instruments if we follow procedures designed to verify that you have authorized us to accept your proxy in that manner.

     If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this Proxy Statement or attend the Meeting in person.

SHAREHOLDER PROPOSALS

     The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust (or, with respect to a New Fund following the Reorganization, to the New Trust) at the address set forth on the cover of this proxy statement.

     Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

     PROMPT EXECUTION AND RETURN OF THE APPROPRIATE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                           By order of the Board of Trustees,

                                           /s/ Alaina V. Metz
                                           Alaina V. Metz
                                           Secretary
                                           March 16, 2005

                                   EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 29th day of April 2005, by and between Variable Insurance Funds, a Massachusetts business trust (the "Predecessor Trust"), on behalf of the BB&T Large Cap Value Fund, BB&T Capital Manager Equity Fund, BB&T Large Company Growth Fund, BB&T Mid Cap Growth Fund, BB&T Special Opportunities Equity Fund and BB&T Total Return Bond Fund (collectively, the "Predecessor Funds" and individually, a "Predecessor Fund"), and BB&T Variable Insurance Funds, a Massachusetts business trust (the "Successor Trust"), on behalf of the BB&T Large Cap Value VIF, BB&T Capital Manager Equity VIF, BB&T Large Company Growth VIF, BB&T Mid Cap Growth VIF, BB&T Special Opportunities Equity VIF, and BB&T Total Return Bond VIF (collectively, the "Successor Funds" and individually, a "Successor Fund").

     All references in this Agreement to action taken by the Predecessor Funds or the Successor Funds shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective portfolio series.

     This Agreement is intended to be and is adopted as plans of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by each Predecessor Fund of all of its assets to the corresponding Successor Fund, in exchange for shares of beneficial interest in such Successor Fund ("New Shares") having a net asset value equal to the net asset value of the corresponding Predecessor Fund, the assumption by each Successor Fund of all the liabilities of the corresponding Predecessor Fund, and the distribution of the New Shares to the shareholders of each Predecessor Fund in complete liquidation of such Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type; and

     WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of each Predecessor Fund and each Successor Fund, respectively, that the assets of the Predecessor Fund be acquired by the respective Successor Fund pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and that the interests of existing shareholders will not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  PLAN OF REORGANIZATION

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all of the assets of each Predecessor Fund, as set forth in paragraph 1.2, to the corresponding Successor Fund and the Successor Trust agrees in exchange therefor: (i) to deliver to the Predecessor Trust a number of full and fractional New Shares of each class of each Successor Fund equal to the number of shares of the corresponding class of the corresponding Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all the liabilities of each Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

     1.2 The assets of the Predecessor Funds to be acquired by the corresponding Successor Funds shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Funds and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Funds on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Funds, to the extent that they exist at or after the Closing, shall after the Closing attach to the corresponding Successor Funds and may be enforced against the Successor Funds to the same extent as if the same had been incurred by the Successor Funds.

     1.3 Immediately upon delivery to the Predecessor Funds of the New Shares, the Predecessor Funds, as the then sole shareholders of the Successor Funds, shall: (i) elect as trustees of the Successor Trust the following persons:
Thomas W. Lambeth, Robert W. Stewart, Drew T. Kagan, Laura C. Bingham, Douglas Van Scoy, James L. Roberts and Kenneth L. Miller; (ii) approve an Investment Advisory Agreement between the Successor Trust, on behalf of the Successor Funds, and BB&T Asset Management, Inc. (the "Investment Manager"); (iii) in the case of the BB&T Special Opportunities Equity Fund, approve an Investment Sub-Advisory Agreement by and between the Investment Manager, on behalf of such fund, and Scott & Stringfellow, Inc. (the "Sub-Adviser"); and (iv) ratify the selection of KPMG LLP as the independent auditors of the Successor Funds.

     1.4 Immediately following the action contemplated by paragraph 1.3, the Predecessor Funds will distribute pro rata to their respective shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding New Shares received by the Predecessor Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the

Predecessor Funds on the books of the Successor Funds to open accounts on the share records of the Successor Funds in the names of the Current Shareholders and representing the respective pro rata number of the New Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Predecessor Funds will simultaneously be canceled on the books of the Predecessor Trust, although share certificates representing interests in the Predecessor Trust will represent a number of New Shares after the Closing Date as determined in accordance with paragraph 2.2. The Successor Funds shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Funds and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Funds and shall take all other steps necessary to effect such dissolution.

2.  CLOSING AND CLOSING DATE

     2.1 The Closing Date shall be the next Monday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Article 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of the Successor Trust, 3435 Stelzer Road, Columbus, Ohio 43219, or at such other time and/or place as the parties may agree.

     2.2 The Predecessor Trust shall cause BISYS Fund Services Ohio, Inc. (the "Transfer Agent"), transfer agent of the Predecessor Funds, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Funds and the class of each Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Funds shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Funds on the books of the Successor Funds. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.  REPRESENTATIONS AND WARRANTIES

     3.1 The Predecessor Trust, on behalf of each Predecessor Fund, hereby represents and warrants to the Successor Funds as follows:

          (i) the Predecessor Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

          (ii) the Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of each Predecessor Fund;

          (iii) the execution and delivery of this Agreement on behalf of each Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vii)) are necessary to authorize this Agreement and the transactions contemplated hereby;

          (iv) the Predecessor Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect; and each Predecessor Fund is a separate series of the Predecessor Trust;

          (v) there are no material liabilities of the Predecessor Funds whether or not determined or determinable, other than liabilities disclosed or provided for in the Predecessor Funds' financial statements and liabilities incurred in the ordinary course of business after the date of such financial statements;

          (vi) there are no claims, actions, suits or proceedings pending or, to the knowledge of the Predecessor Trust, threatened which would adversely affect the Predecessor Funds or their assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Successor Funds;

          (vii) this Agreement has been duly executed by the Predecessor Trust on behalf of the Predecessor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

          (viii) neither the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds, nor the consummation by the Predecessor Trust on behalf of the Predecessor Funds of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust or By-Laws of the Predecessor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Trust is a party or by which the Predecessor Trust or any of its assets is subject or bound;

          (ix) as of the Closing, all federal and other tax returns and reports of the Predecessor Funds required by law to have been filed shall have been filed, and all taxes of the Predecessor Funds shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Predecessor Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns. The Predecessor Funds have qualified and elected, and continue to qualify, to be treated as regulated investment companies under the provisions of Subchapter M of the Code; and

          (x) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds or the consummation of any transactions contemplated hereby by the Predecessor Trust, other than as shall be obtained at or prior to the Closing.

     3.2 The Successor Trust, on behalf of each of the Successor Funds, hereby represents and warrants to the Predecessor Funds as follows:

          (i) the Successor Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

          (ii) the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Funds;

          (iii) the execution and delivery of this Agreement on behalf of the Successor Funds and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Funds are necessary to authorize this Agreement and the transactions contemplated hereby;

          (iv) the Successor Trust is (or will be before the Closing) registered under the 1940 Act as an open-end management investment company; and such registration has not been revoked or rescinded and is in full force and effect;

          (v) the New Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable. Except for the shares issued pursuant to Article 1 above, there shall be no issued and outstanding New Shares or any other securities issued by the Successor Trust before the Closing;

          (vi) there are no liabilities of the Successor Trust, whether or not determined or determinable, other than liabilities incurred in the ordinary course of business or otherwise previously disclosed to the Predecessor Funds in writing.

     There are no liabilities of the Successor Trust of any kind for which the holders of shares of the Predecessor Funds shall become responsible as the result of this Agreement or the consummation of the transactions contemplated hereby or otherwise;

          (vii) there are no claims, actions, suits or proceedings pending or, to the knowledge of the Successor Trust, threatened which would adversely affect the Successor Trust or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Successor Funds;

          (viii) this Agreement has been duly executed by the Successor Trust on behalf of the Successor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

          (ix) neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds, nor the consummation by the Successor Trust on behalf of the Successor Funds of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound;

          (x) as of the Closing, all federal and other tax returns and reports of the Successor Trust required by law to have been filed shall have been filed, and all taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Successor Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns;

          (xi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing.

          (xii) before the Closing, the Successor Trust will take all steps necessary to cause the formation of the six (6) Successor Funds. The Successor Funds will have substantially the same investment objectives, policies, identical fundamental investment objectives and the same investment adviser as the Predecessor Funds.

          (xiii) All information contained in the proxy statement to be supplied to shareholders of the Predecessor Funds in connection with the Reorganization that relates to the Predecessor Trust, the Successor Funds, the Investment Manager, the agreement between the Investment Manager and the Sub-Adviser, the agreements between the Successor Trust and other service providers, the effects, tax and otherwise, of the Reorganization on Predecessor Fund shareholders and other matters known primarily to the Successor Trust or the Investment Manager (i) is true and correct in all material respects and (ii) does not contain (and will not contain at the time the proxy statement is mailed to Predecessor Fund shareholders) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

4.  CONDITIONS PRECEDENT

     4.1 The obligations of the Predecessor Trust on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

          (i) Such authority from the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

          (ii) The Registration Statement of the Successor Trust with respect to the Successor Funds shall have been filed with the SEC and shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement or amendment thereto shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

          (iii) The applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

          (iv) All representations and warranties of the Predecessor Trust on behalf of the Predecessor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Funds shall have received a certificate of an officer of the Predecessor Trust acting on behalf of the Predecessor Funds to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Funds;

          (v) All representations and warranties of the Successor Trust on behalf of the Successor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Trust on behalf of the Predecessor Funds shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Funds to that effect in form and substance reasonably satisfactory to the Predecessor Trust on behalf of the Predecessor Funds;

          (vi) Dechert LLP shall deliver an opinion addressed to the Predecessor Trust and to the Successor Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transactions contemplated by this Agreement shall constitute tax-free reorganizations for federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that a transaction contemplated by this Agreement does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Predecessor Trust and the Successor Trust.

          (vii) A vote approving this Agreement shall have been adopted by at least a majority of the outstanding shares of each Predecessor Fund entitled to vote at a special meeting of shareholders of each such Predecessor Fund duly called for such purpose (the "Special Meeting").

5.  BROKERAGE FEES AND EXPENSES

     5.1 The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     5.2 All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by BB&T Asset Management, Inc.

6.  ENTIRE AGREEMENT

     The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.  TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective Trustees or officers, to the other party.

8.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Trust and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Trust pursuant to paragraph 4.1(vii) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

     10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     10.5 It is expressly agreed that the obligations of the Predecessor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the trust property of the Predecessor Trust, as provided in the Declaration of Trust of the Predecessor Trust. The execution and delivery by such officers of the Predecessor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Predecessor Trust as provided in the Declaration of Trust of the Predecessor Trust. The Predecessor Trust is a series company with multiple series including, without limitation, BB&T Large Cap Value Fund, BB&T Capital Manager Equity

Fund, BB&T Large Company Growth Fund, BB&T Mid Cap Growth Fund, BB&T Special Opportunities Equity Fund and BB&T Total Return Bond Fund, and has entered into this Agreement on behalf of the Predecessor Funds. With respect to any obligation of the Predecessor Trust arising hereunder, the Successor Trust and the Successor Funds shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Predecessor Funds.

     10.6 It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with multiple series, BB&T Large Cap Value VIF, BB&T Capital Manager Equity VIF, BB&T Large Company Growth VIF, BB&T Mid Cap Growth VIF, BB&T Special Opportunities Equity VIF, and BB&T Total Return Bond VIF, and has entered into this Agreement on behalf of the Successor Funds. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Funds and the Predecessor Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Funds.

     10.7 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.


ATTEST                                   VARIABLE INSURANCE FUNDS,
                                         a Massachusetts business trust
By:                                      By:
--------------------------------         --------------------------------
    Name:                                    Name:
    Title:                                   Title:


ATTEST                                   BB&T VARIABLE INSURANCE FUNDS
                                         a Massachusetts business trust
By:                                      By:
--------------------------------         --------------------------------
    Name:                                    Name:
    Title:                                   Title:


ATTEST                                   BB&T ASSET MANAGEMENT, INC,
                                         a North Carolina corporation
                                         solely for purposes of Section
                                         5.2
By:                                      By:
--------------------------------         --------------------------------
    Name:                                    Name:
    Title:                                   Title:

BBT-PX-VIF       0305

                            VARIABLE INSURANCE FUNDS
                          100 Summer Street, Suite 1500
                                Boston, MA 02110

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 April 14, 2005

                            BB&T LARGE CAP VALUE FUND

                                   PROXY CARD

      The undersigned shareholder of BB&T Large Cap Value Fund (the "Fund"), a series of Variable Insurance Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Tim Bresnahan and Alysha Danko, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on April 14, 2005 at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, MA 02110, and at any and all adjournment(s) or postponement(s) thereof (the "Meeting"), with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said Meeting are hereby revoked.

      To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy card in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free
(800) 228-1872 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

      This proxy card, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the Proposal. If no specification is made for the Proposal, this proxy card will be voted FOR the Proposal. The proxy will be voted in the designated proxy holder's discretion as to other matters that come before the Meeting.

                 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                               "FOR" THE PROPOSAL

VOTE ON PROPOSAL

1. To approve a proposed Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized as a separate series of BB&T Variable Insurance Funds, a new Massachusetts business trust as described in the Proxy Statement.

     FOR [ ]                  AGAINST [ ]                    ABSTAIN [ ]

Please date and sign exactly as the name or names appear on your Proxy Card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

_________________________________
Signature

_________________________________
Title (If applicable)

_________________________________
Signature (if held jointly)

_________________________________
Title (if applicable)

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                            VARIABLE INSURANCE FUNDS
                          100 Summer Street, Suite 1500
                                Boston, MA 02110

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 April 14, 2005

                        BB&T CAPITAL MANAGER EQUITY FUND

                                   PROXY CARD

      The undersigned shareholder of BB&T Capital Manager Equity Fund (the "Fund"), a series of Variable Insurance Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Tim Bresnahan and Alysha Danko, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on April 14, 2005 at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, MA 02110, and at any and all adjournment(s) or postponement(s) thereof (the "Meeting"), with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said Meeting are hereby revoked.

      To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy card in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free
(800) 228-1872 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

      This proxy card, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the Proposal. If no specification is made for the Proposal, this proxy will be voted FOR the Proposal. The proxy will be voted in the designated proxy holder's discretion as to other matters that come before the Meeting.

                 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                               "FOR" THE PROPOSAL

VOTE ON PROPOSAL

1. To approve a proposed Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized as a separate series of BB&T Variable Insurance Funds, a new Massachusetts business trust as described in the Proxy Statement.

      FOR [ ]               AGAINST [ ]                 ABSTAIN [ ]

Please date and sign exactly as the name or names appear on your Proxy Card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

_________________________________
Signature

_________________________________
Title (If applicable)

_________________________________
Signature (if held jointly)

_________________________________
Title (if applicable)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                            VARIABLE INSURANCE FUNDS
                          100 Summer Street, Suite 1500
                                Boston, MA 02110

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 April 14, 2005

                         BB&T LARGE COMPANY GROWTH FUND

                                   PROXY CARD

      The undersigned shareholder of BB&T Large Company Growth Fund (the "Fund"), a series of Variable Insurance Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Tim Bresnahan and Alysha Danko, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on April 14, 2005 at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, MA 02110, and at any and all adjournment(s) or postponement(s) thereof (the "Meeting"), with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said Meeting are hereby revoked.

      To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy card in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free
(800) 228-1872 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

      This proxy card, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the Proposal. If no specification is made for the Proposal, this proxy will be voted FOR the Proposal. The proxy will be voted in the designated proxy holder's discretion as to other matters that come before the Meeting.

                 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                               "FOR" THE PROPOSAL

VOTE ON PROPOSAL

1. To approve a proposed Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized as a separate series of BB&T Variable Insurance Funds, a new Massachusetts business trust as described in the Proxy Statement.

      FOR [  ]                  AGAINST [  ]                    ABSTAIN [  ]

Please date and sign exactly as the name or names appear on your Proxy Card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

_________________________________
Signature

_________________________________
Title (If applicable)

_________________________________
Signature (if held jointly)

_________________________________
Title (if applicable)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                            VARIABLE INSURANCE FUNDS
                          100 Summer Street, Suite 1500
                                Boston, MA 02110

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 April 14, 2005

                            BB&T MID CAP GROWTH FUND

                                   PROXY CARD

      The undersigned shareholder of BB&T Mid Cap Growth Fund (the "Fund"), a series of Variable Insurance Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes Tim Bresnahan and Alysha Danko, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on April 14, 2005 at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, MA 02110, and at any and all adjournment(s) or postponement(s) thereof (the "Meeting"), with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said Meeting are hereby revoked.

      To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy card in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free
(800) 228-1872 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

      This proxy card, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the Proposal. If no specification is made for the Proposal, this proxy will be voted FOR the Proposal. The proxy will be voted in the designated proxy holder's discretion as to other matters that come before the Meeting.

                 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                               "FOR" THE PROPOSAL

VOTE ON PROPOSAL

1. To approve a proposed Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized as a separate series of BB&T Variable Insurance Funds, a new Massachusetts business trust as described in the Proxy Statement.

      FOR [  ]                  AGAINST [  ]                    ABSTAIN [  ]

Please date and sign exactly as the name or names appear on your Proxy Card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

_________________________________
Signature

_________________________________
Title (If applicable)

_________________________________
Signature (if held jointly)

_________________________________
Title (if applicable)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                            VARIABLE INSURANCE FUNDS
                          100 Summer Street, Suite 1500
                                Boston, MA 02110

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 April 14, 2005

                     BB&T SPECIAL OPPORTUNITIES EQUITY FUND

                                   PROXY CARD

      The undersigned shareholder of BB&T Special Opportunities Equity Fund (the "Fund"), a series of Variable Insurance Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Tim Bresnahan and Alysha Danko, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on April 14, 2005 at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, MA 02110, and at any and all adjournment(s) or postponement(s) thereof (the "Meeting"), with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said Meeting are hereby revoked.

      To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy card in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free
(800) 228-1872 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

      This proxy card, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the Proposal. If no specification is made for the Proposal, this proxy will be voted FOR the Proposal. The proxy will be voted in the designated proxy holder's discretion as to other matters that come before the Meeting.

                 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                               "FOR" THE PROPOSAL

VOTE ON PROPOSAL

1. To approve a proposed Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized as a separate series of BB&T Variable Insurance Funds, a new Massachusetts business trust as described in the Proxy Statement.

      FOR [  ]                  AGAINST [  ]                    ABSTAIN [  ]

Please date and sign exactly as the name or names appear on your Proxy Card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

_________________________________
Signature

_________________________________
Title (If applicable)

_________________________________
Signature (if held jointly)

_________________________________
Title (if applicable)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                            VARIABLE INSURANCE FUNDS
                          100 Summer Street, Suite 1500
                                Boston, MA 02110

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 April 14, 2005

                           BB&T TOTAL RETURN BOND FUND

                                   PROXY CARD

      The undersigned shareholder of BB&T Total Return Bond Fund (the "Fund"), a series of Variable Insurance Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Tim Bresnahan and Alysha Danko, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on April 14, 2005 at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, MA 02110, and at any and all adjournment(s) or postponement(s) thereof (the "Meeting"), with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said Meeting are hereby revoked.

      To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free (800) 228-1872 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

      This proxy card, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the Proposal. If no specification is made for the Proposal, this proxy will be voted FOR the Proposal. The proxy will be voted in the designated proxy holder's discretion as to other matters that come before the Meeting.

                 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                               "FOR" THE PROPOSAL

VOTE ON PROPOSAL

1. To approve a proposed Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized as a separate series of BB&T Variable Insurance Funds, a new Massachusetts business trust as described in the Proxy Statement.

      FOR [  ]                  AGAINST [  ]                    ABSTAIN [  ]

Please date and sign exactly as the name or names appear on your Proxy Card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

_________________________________
Signature

_________________________________
Title (If applicable)

_________________________________
Signature (if held jointly)

_________________________________
Title (if applicable)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                      -2-